UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 3, 2007

Dinewise, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-100110	01-0741042

(Commission File Number)	(IRS Employer Identification No.)

500 Bi-Country Boulevard, Suite 400
Farmingdale, NY	11735

(Address of Principal Executive Offices)	(Zip Code)

(631) 694-1111

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On April 3, 2007, Dinewise, Inc. (the “Registrant”) issued a press release announcing its results of operations for the quarter and twelve months ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits

(c) Exhibits

99.1 Press release of the Registrant, dated April 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2007	Dinewise, Inc.

By: /s/ Paul A. Roman

Name: Paul A. Roman
Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of the Registrant, dated April 3, 2007.